Supplement to the
Government Portfolio and Term Portfolio
August 29, 2020
STATEMENT OF  ADDITIONAL INFORMATION

Term Portfolio was liquidated in December 2020 and all references to the fund are no longer applicable.

The following information replaces similar information found in the “Description of the Trust” section.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.

NCXB-21-011.923920.111	March 5, 2021

Supplement to the
The North Carolina Capital Management Trust:
Government Portfolio and Term Portfolio
August 29, 2020
Pros pectus

Term Portfolio was liquidated in December 2020 and all references to the fund are no longer applicable.

The following information replaces similar information for Government Portfolio found in the “Fund Summary” section under the “Purchase and Sale of Shares” heading.

Shares are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges, public hospitals, or housing authorities (collectively, "investors"). You may buy or sell shares in various ways:

Internet

institutional.fidelity.com/nccmtnet (only for existing participants who have signed up for NCCMTNet)

Phone

To contact Capital Management of the Carolinas, L.L.C. (CMC) 1-800-222-3232 (toll-free) or 1-704-377-3535 (locally)

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed) and the New York Stock Exchange (NYSE) are open, unless following such schedule would cause the fund to be closed for two consecutive business days, in which case the fund will be open for business each day that the Richmond Fed is open for business. The fund also may be open for business on other days if the Richmond Fed is open.

There is no purchase minimum for fund shares.

The following information replaces similar information found in the “Fund Basics” section under the “Valuing Shares” heading.

The fund is open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed) and the NYSE are open, unless following such schedule would cause the fund to be closed for two consecutive business days, in which case, the fund will be open for business each day that the Richmond Fed is open for business. The fund also may be open for business on other days if the Richmond Fed is open.

The following information replaces similar information found in the “Fund Basics” section under the “Valuing Shares” heading.

The following holiday closings will be observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although the Adviser expects the same holiday schedule to be observed in the future, the Richmond Fed or the NYSE may modify its holiday schedule at any time.

The following information replaces similar information found in the “Shareholder Information” section under the “Buying Shares” heading.

When you place an order to buy shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide CMC with advance notice of large purchases.
  All of your purchases must be made in U.S. dollars.
  CMC does not accept cash or checks.
  If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
  If you do not notify CMC of a wire order or if your wire order is not received in proper form by the close of business of the Federal Wire System on the day of purchase, your order will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Government Portfolio

	To Open an Account	To Add to an Account
Phone	Not available.	Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.
Wire	Not available.
  Obtain wire instructions by calling CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  Purchase shares of Government Portfolio with federal funds, through the Automated Clearing House System (ACH), or through certain state transfer payment systems.
  For federal funds purchases, call CMC before 12:00 noon Eastern time on the day you send your federal funds wire.
  For ACH purchases, call CMC before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.

Internet	Not available.
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT website at institutional.fidelity.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 12:00 noon Eastern time on the day you send your federal funds wire.

The following information replaces similar information found in the “Shareholder Information” section under the “Earning Dividends” heading.

For Government Portfolio, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Government Portfolio shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

NCX-21-01 1.923919.120	March 5, 2021